Certain identified information has been marked in the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES 1 3
2. AMENDMENT/MODIFICATION NO. P00005		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
EMERGENT PRODUCT DEVLOPMENT GAITHE
300 PROFESSIONAL DR # 100
GAITHERSBURG MD 208793419
			X X	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (See Item 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C 10B. DATED (See Item 13)
CODE 1365869		FACILITY CODE		09/30/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
      The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEGMENT
TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT
IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) FAR 43.103(a) (3) Mutual Agreement of the Parties
E. IMPORTANT: Contractor is not, x is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to modify ARTICLES B.3. OPTION PRICES, B.5. ADVANCE UNDERSTANDINGS, F.3 DELIVERIES, G.1 CONTRACTING OFFICER, and G.4. INVOICE SUBMISSION.

Funds Obligated Prior to this Modification: $464,692,203
Funds Obligated with Mod #5: $0
Total Funds Obligated to Date: $464,692,203

Expiration Date: September 29, 2021 (Unchanged)
Period of Performance: 09/30/2016 to 09/29/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Abigail Jenkins SVP BU HEAD, Vaccines			16A. NAME OF CONTRACTING OFFICER SABRINA J. MCINTYRE
15B. CONTRACTOR/OFFEROR /s/ Abigail Jenkins (Signature of person authorized to sign)		15C. DATE SIGNED Apr 10, 2020	16B. UNITED STATES OF AMERICA BY /s/ Sabrina Mcintyre (Signature of Contracting Officer)	16C. DATE SIGNED 4/10/20
        STANDARD FORM 30 (REV. 11/2016)
Previous Edition Unusable        Prescribed by GSA
FAR (48 CFR) 53.243

The purpose of this modification is to modify ARTICLES B.3 OPTION PRICES, B.5 ADVANCE UNDERSTANDINGS, F.3 DELIVERIES, G.1 CONTRACTING OFFICER, and G.4. INVOICE SUBMISSION.
ARTICLE B.3. OPTION PRICES are hereby modified as follows:

CLIN	Period of Performance	Supplies/Services	Doses	Price per Dose	Total Cost	Additional Doses****
CLIN 0004 (Option - Funded)***	[**] - 09/29/21	Additional Surge Capacity (EUA)	[**]	[**]	[**]	Dose number TBD
[**].
***CLIN 0004 is funded
****Additional Doses may be delivered to BARDA as consideration under the provision in Article B.5.I. In the event that EBS delivers doses [**] (see Article B.5.I), Emergent will provide a [**]% dose-replacement equivalent of additional doses to the Government. As set forth in Article B.5.l, BARDA may accept [**] if such doses are delivered along with the appropriate number of additional doses (“Additional Doses”). Additional Doses shall be calculated as [**]% of the number of delivered [**].
ARTICLE B.5. ADVANCE UNDERSTANDINGS is hereby modified as follows:
I.    Stability
BARDA understands that the stability testing is ongoing to support long-term stability of AV7909. The contractor will continue to perform ICH compliant stability studies on AV7909. While EBS and BARDA believe that a [**] will be achieved, this cannot be confirmed until FDA licensure of the vaccine.
For the agreed upon price, AV7909 will be delivered to the SNS that is [**] from the date of manufacture stamped on the vial label.

•
BARDA does agree to a [**] to the [**] limitation to allow delivery of approximately [**] doses of AV7909 that were initially manufactured as PPQ material intended for qualification of a Redundant Fill Site at PAR.

•
For CLIN 0004, BARDA agrees to allow delivery of and may accept doses dated [**] if such doses are delivered along with the appropriate number of additional doses (“Additional Doses”). Additional Doses shall be calculated as [**]% of the number of delivered [**]. EBS shall provide the Additional Doses as consideration for BARDA’s acceptance of [**] with a [**] for storage in the Strategic National Stockpile. The Additional Doses will be included with delivery of the [**] at no additional cost to BARDA or the US Government.

ARTICLE F.3. DELIVERIES is hereby modified as follows:
Email Addresses: CO - [**]
COR - [**]
ARTICLE G.1. CONTRACTING OFFICER is hereby modified as follows:
The following Contracting Officer (CO) will represent the Government for the purpose of this contract:
[**]
HHS/OS/ASPR/BARDA
200 C St. SW
O’Neill House Office Building
Washington, DC 20515
[**]
ARTICLE G.4. INVOICE SUBMISSION is hereby modified as follows:

g.
Invoices shall be delivered electronically to the Contracting Officer (CO), the Contracting Officer’s Representative (COR), PSC, and e-Room electronically. Unless otherwise specified by the Contracting Officer, all deliverables, invoices, and reports furnished to the Government under the resultant contract shall be addressed as follows:

[**] Contracting Officer HHS/ASPR/BARDA 200 C Street, S.W. Washington, DC 20024 Email: [**]	[**] Contracting Officer Representative HHS/ASPR/BARDA 200 C Street, S.W. Washington, DC 20024 Email: [**]	Email invoices to: PSC_Invoices@psc.hhs.gov e-Room

All other terms and conditions of this contract remain unchanged.
End of Modification #5